Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

December 2014

Table of Contents

Quarterly Key Statistics	1

Annual Key Statistics	2

Consolidated Balance Sheets	3

Loans and Leases Composition	4

Deposits Composition	5

Consolidated Quarterly Average Balance Sheets	6

Consolidated Quarterly Net Interest Margin—Interest Income / Expense	7

Consolidated Quarterly Net Interest Margin—Yield	8

Selected Quarterly Income Statement Data	9

Quarterly Mortgage Banking Income	10

Quarterly Credit Reserves Analysis	11

Quarterly Net Charge-Off Analysis	12

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	13

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	14

Quarterly Common Stock Summary, Capital, and Other Data	15

Consolidated Annual Average Balance Sheets	16

Consolidated Annual Net Interest Margin—Interest Income / Expense	17

Consolidated Annual Net Interest Margin—Yield	18

Selected Annual Income Statement Data	19

Annual Mortgage Banking Income	20

Annual Credit Reserves Analysis	21

Annual Net Charge-Off Analysis	22

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	23

Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans	24

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2013.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2014		2013	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Fourth	3Q14	4Q13
Net interest income	$473,252	$466,335	$430,649	2%	10%
Provision for credit losses	2,494	24,480	24,331	(90)	(90)
Noninterest income	233,278	247,349	249,892	(6)	(7)
Noninterest expense	483,271	480,318	446,009	1	8

Income before income taxes	220,765	208,886	210,201	6	5
Provision for income taxes	57,151	53,870	52,029	6	10

Net income	$163,614	$155,016	$158,172	6%	3%

Dividends on preferred shares	7,963	7,964	7,965	—	—

Net income applicable to common shares	$155,651	$147,052	$150,207	6%	4%

Net income per common share—diluted	$0.19	$0.18	$0.18	6%	6%
Cash dividends declared per common share	0.06	0.05	0.05	20	20
Book value per common share at end of period	7.32	7.24	6.86	1	7
Tangible book value per common share at end of period	6.62	6.53	6.26	1	6
Average common shares—basic	811,967	816,497	830,590	(1)	(2)
Average common shares—diluted	825,338	829,623	842,324	(1)	(2)
Return on average assets	1.00%	0.97%	1.09%
Return on average common shareholders’ equity	10.3	9.9	10.5
Return on average tangible common shareholders’ equity(2)	11.9	11.4	12.1
Net interest margin(3)	3.18	3.20	3.28
Efficiency ratio(4)	66.2	65.3	63.4
Noninterest Income/Total Revenue	32.7	34.3	36.3
Effective tax rate	25.9	25.8	24.8
Average loans and leases	$47,091,643	$46,112,829	$43,138,336	2	9
Average loans and leases—linked quarter annualized growth rate	8.5%	9.7%	10.9%
Average earning assets	$60,009,528	$58,707,474	$53,011,850	2	13
Average total assets	64,931,767	63,472,782	57,648,191	2	13
Average core deposits(5)	47,637,501	46,118,771	44,747,659	3	6
Average core deposits—linked quarter annualized growth rate	13.2%	4.5%	8.9%
Average shareholders’ equity	$6,374,331	$6,292,157	$6,055,738	1	5
Total assets at end of period	66,298,010	64,330,629	59,467,174	3	11
Total shareholders’ equity at end of period	6,328,170	6,284,210	6,090,153	1	4
Net charge-offs (NCOs)	22,975	30,023	46,447	(24)	(51)
NCOs as a % of average loans and leases	0.20%	0.26%	0.43%
Nonaccrual loans and leases (NALs)	$300,244	$325,765	$322,056	(8)	(7)
NAL ratio	0.63%	0.70%	0.75%
Nonperforming assets (NPAs)(6)	$337,723	$364,475	$352,160	(7)	(4)
NPA ratio(6)	0.71%	0.78%	0.82%	(9)	(13)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.27	1.35	1.50
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.40	1.47	1.65
ACL as a % of NALs	222	211	221
ACL as a % of NPAs	197	188	202
Tier 1 leverage ratio(7)	9.74	9.83	10.67
Tier 1 common risk-based capital ratio(7)	10.23	10.31	10.90
Tier 1 risk-based capital ratio(7)	11.50	11.61	12.28
Total risk-based capital ratio(7)	13.56	13.72	14.57
Tangible common equity / risk-weighted assets ratio(8)	8.17	8.35	8.82

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Annual Key Statistics(1)

(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in thousands, except per share amounts)	2014	2013	Amount	Percent
Net interest income	$1,837,141	$1,704,608	$132,533	8%
Provision for credit losses	80,989	90,045	(9,056)	(10)
Noninterest income	979,179	1,012,196	(33,017)	(3)
Noninterest expense	1,882,346	1,758,003	124,343	7

Income before income taxes	852,985	868,756	(15,771)	(2)
Provision for income taxes	220,593	227,474	(6,881)	(3)

Net Income	$632,392	$641,282	$(8,890)	(1)%

Dividends on preferred shares	31,854	31,869	(15)	—

Net income applicable to common shares	$600,538	$609,413	$(8,875)	(1)%

Net income per common share—diluted	$0.72	$0.72	$—	—%
Cash dividends declared per common share	0.21	0.19	0.02	11
Average common shares—basic	819,917	834,205	(14,288)	(2)
Average common shares—diluted	833,081	843,974	(10,893)	(1)
Return on average assets	1.01%	1.14%
Return on average common shareholders’ equity	10.2	11.0
Return on average tangible common shareholders’ equity(2)	11.8	12.7
Net interest margin(3)	3.23	3.36
Efficiency ratio(4)	65.1	62.6
Noninterest Income/Total Revenue	34.4	36.9
Effective tax rate	25.9	26.2
Average loans and leases	$45,424,872	$41,825,842	$3,599,030	9%
Average earning assets	57,705,358	51,598,472	6,106,886	12
Average total assets	62,498,880	56,299,313	6,199,567	11
Average core deposits(5)	46,147,109	43,978,894	2,168,215	5
Average shareholders’ equity	6,269,884	5,914,914	354,970	6
Net charge-offs (NCOs)	124,627	188,666	(64,039)	(34)
NCOs as a % of average loans and leases	0.27%	0.45%	(0.18)	(39)

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	December 31, 2014, figures are estimated.

(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2014		2013	Percent Changes vs.
(dollar amounts in thousands, except number of shares)	December 31,	September 30,	December 31,	3Q14	4Q13
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,220,565	$879,862	$1,001,132	39%	22%
Interest-bearing deposits in banks	64,559	72,898	57,043	(11)	13
Trading account securities	42,191	66,460	35,573	(37)	19
Loans held for sale	416,327	410,932	326,212	1	28
Available-for-sale and other securities	9,384,670	8,721,804	7,308,753	8	28
Held-to-maturity securities	3,379,905	3,496,493	3,836,667	(3)	(12)
Loans and leases(1)	47,655,726	46,723,374	43,120,500	2	11
Allowance for loan and lease losses	(605,196)	(631,036)	(647,870)	(4)	(7)

Net loans and leases	47,050,530	46,092,338	42,472,630	2	11

Bank owned life insurance	1,718,436	1,703,692	1,647,170	1	4
Premises and equipment	616,407	613,214	634,657	1	(3)
Goodwill	522,541	522,541	444,268	—	18
Other intangible assets	74,671	85,324	93,193	(12)	(20)
Accrued income and other assets	1,807,208	1,665,071	1,609,876	9	12

Total assets	$66,298,010	$64,330,629	$59,467,174	3%	11%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$51,732,151	$50,129,837	$47,506,718	3%	9%
Short-term borrowings	2,397,101	3,180,938	2,352,143	(25)	2
Long-term debt	4,335,962	3,574,588	2,458,272	21	76
Accrued expenses and other liabilities	1,504,626	1,161,056	1,059,888	30	42

Total liabilities	59,969,840	58,046,419	53,377,021	3	12

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,131	8,161	8,322	—	(2)
Capital surplus	7,221,745	7,243,879	7,398,515	—	(2)
Less treasury shares, at cost	(13,382)	(12,938)	(9,643)	3	39
Accumulated other comprehensive loss	(222,292)	(182,016)	(214,009)	22	4
Retained (deficit) earnings	(1,052,324)	(1,159,168)	(1,479,324)	(9)	(29)

Total shareholders’ equity	6,328,170	6,284,210	6,090,153	1	4

Total liabilities and shareholders’ equity	$66,298,010	$64,330,629	$59,467,174	3%	11%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	813,136,321	816,091,946	832,217,098
Common shares outstanding	811,454,676	814,453,953	830,963,427
Treasury shares outstanding	1,681,645	1,637,993	1,253,671
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 4 for detail of loans and leases.
(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

(Unaudited)

	2014								2013
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$19,033	40%	$18,791	40%	$18,899	41%	$18,046	41%	$17,594	41%
Commercial real estate:
Construction	875	2	850	2	757	2	692	2	557	1
Commercial	4,322	9	4,141	9	4,233	9	4,339	10	4,293	10

Commercial real estate	5,197	11	4,991	11	4,990	11	5,031	12	4,850	11

Total commercial	24,230	51	23,782	51	23,889	52	23,077	53	22,444	52

Consumer:
Automobile	8,690	18	8,322	18	7,686	17	6,999	16	6,639	15
Home equity	8,491	18	8,436	18	8,405	18	8,373	19	8,336	19
Residential mortgage	5,831	12	5,788	12	5,707	12	5,542	12	5,321	12
Other consumer	414	1	395	1	393	1	363	—	380	2

Total consumer	23,426	49	22,941	49	22,191	48	21,277	47	20,676	48

Total loans and leases	$47,656	100%	$46,723	100%	$46,080	100%	$44,354	100%	$43,120	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$13,199	28%	$13,136	28%	$13,096	29%	$13,027	29%	$12,710	30%
Commercial Banking	12,362	26	11,919	26	11,846	26	10,962	25	10,735	25
AFCRE	15,640	33	15,229	33	14,762	32	14,125	32	13,568	31
RBHPCG	2,963	6	2,938	6	2,883	6	2,875	7	2,850	7
Home Lending	3,391	7	3,372	7	3,366	7	3,229	7	3,206	7
Treasury / Other	101	—	129	—	127	—	136	—	51	—

Total loans and leases	$47,656	100%	$46,723	100%	$46,080	100%	$44,354	100%	$43,120	100%

	2014								2013
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:(2)
Retail and Business Banking	$13,168	28%	$13,100	28%	$13,040	29%	$12,807	29%	$12,675	29%
Commercial Banking	12,389	27	11,702	25	11,292	25	10,861	25	11,122	26
AFCRE	15,160	32	14,926	32	14,460	32	13,679	32	13,216	31
RBHPCG	2,949	6	2,901	7	2,879	7	2,840	7	2,835	7
Home Lending	3,327	7	3,377	8	3,289	7	3,198	7	3,223	7
Treasury / Other	99	—	107	—	63	—	38	—	68	—

Total loans and leases	$47,092	100%	$46,113	100%	$45,023	100%	$43,423	100%	$43,139	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Deposits Composition

(Unaudited)

	2014								2013
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
Ending Balances by Type:
Demand deposits—noninterest-bearing	$15,393	30%	$14,754	29%	$14,151	29%	$14,314	29%	$13,650	29%
Demand deposits—interest-bearing	6,248	12	6,052	12	5,921	12	5,970	12	5,880	12
Money market deposits	18,986	37	18,174	36	17,563	36	17,693	36	17,213	36
Savings and other domestic deposits	5,048	10	5,038	10	5,036	10	5,115	10	4,871	10
Core certificates of deposit	2,936	5	3,150	6	3,272	7	3,557	7	3,723	8

Total core deposits	48,611	94	47,168	93	45,943	94	46,649	94	45,337	95
Other domestic deposits of $250,000 or more	198	—	202	1	241	—	289	1	274	1
Brokered deposits and negotiable CDs	2,522	5	2,357	5	2,198	5	2,074	4	1,580	3
Deposits in foreign offices	401	1	402	1	367	1	337	1	316	1

Total deposits	$51,732	100%	$50,129	100%	$48,749	100%	$49,349	100%	$47,507	100%

Total core deposits:
Commercial	$22,725	47%	$21,753	46%	$20,629	45%	$20,507	44%	$19,982	44%
Consumer	25,886	53	25,415	54	25,314	55	26,142	56	25,355	56

Total core deposits	$48,611	100%	$47,168	100%	$45,943	100%	$46,649	100%	$45,337	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$29,350	57%	$29,265	58%	$28,836	59%	$29,370	60%	$28,294	60%
Commercial Banking	11,185	21	10,791	22	9,793	20	10,217	21	10,188	21
AFCRE	1,378	3	1,362	3	1,457	3	1,203	2	1,171	2
RBHPCG	6,728	13	5,898	11	6,124	12	6,267	12	6,094	13
Home Lending	327	1	269	1	284	1	281	1	330	1
Treasury / Other(1)	2,764	5	2,544	5	2,255	5	2,011	4	1,430	3

Total deposits	$51,732	100%	$50,129	100%	$48,749	100%	$49,349	100%	$47,507	100%

	2014								2013
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:(2)
Retail and Business Banking	$29,481	58%	$28,865	59%	$29,108	60%	$28,633	60%	$28,424	61%
Commercial Banking	10,632	21	10,248	21	9,780	20	10,060	21	9,861	21
AFCRE	1,315	3	1,285	2	1,183	3	1,142	3	1,114	2
RBHPCG	6,389	12	5,958	12	5,859	12	5,906	12	5,937	13
Home Lending	323	1	294	1	296	1	257	1	293	1
Treasury / Other(1)	2,612	5	2,328	5	2,032	4	1,591	3	1,145	2

Total deposits	$50,752	100%	$48,978	100%	$48,258	100%	$47,589	100%	$46,774	100%

(1)	Comprised primarily of national market deposits.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2014				2013	Percent Changes vs.
(dollar amounts in millions)	Fourth	Third	Second	First	Fourth	3Q14	4Q13
Assets
Interest-bearing deposits in banks	$85	$82	$91	$83	$71	4%	20%
Loans held for sale	374	351	288	279	322	7	16
Securities:
Available-for-sale and other securities:
Taxable	7,291	6,935	6,662	6,240	5,818	5	25
Tax-exempt	1,684	1,620	1,290	1,115	548	4	207

Total available-for-sale and other securities	8,975	8,555	7,952	7,355	6,366	5	41
Trading account securities	49	50	45	38	76	(2)	(36)
Held-to-maturity securities—taxable	3,435	3,556	3,677	3,783	3,038	(3)	13

Total securities	12,459	12,161	11,674	11,176	9,480	2	31

Loans and leases:(1)
Commercial:
Commercial and industrial	18,880	18,581	18,262	17,631	17,671	2	7
Commercial real estate:
Construction	822	775	702	612	573	6	43
Commercial	4,262	4,188	4,345	4,289	4,331	2	(2)

Commercial real estate	5,084	4,963	5,047	4,901	4,904	2	4

Total commercial	23,964	23,544	23,309	22,532	22,575	2	6

Consumer:
Automobile	8,512	8,012	7,349	6,786	6,502	6	31
Home equity	8,452	8,412	8,376	8,340	8,346	—	1
Residential mortgage	5,751	5,747	5,608	5,379	5,331	—	8
Other consumer	413	398	382	386	385	4	7

Total consumer	23,128	22,569	21,715	20,891	20,564	2	12

Total loans and leases	47,092	46,113	45,024	43,423	43,139	2	9
Allowance for loan and lease losses	(631)	(633)	(642)	(649)	(668)	—	(6)

Net loans and leases	46,461	45,480	44,382	42,774	42,471	2	9

Total earning assets	60,010	58,707	57,077	54,961	53,012	2	13

Cash and due from banks	929	887	872	904	846	5	10
Intangible assets	602	583	591	535	542	3	11
All other assets	4,022	3,929	3,932	3,941	3,917	2	3

Total assets	$64,932	$63,473	$61,830	$59,692	$57,649	2%	13%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$15,179	$14,090	$13,466	$13,192	$13,337	8%	14%
Demand deposits—interest-bearing	5,948	5,913	5,945	5,775	5,755	1	3

Total demand deposits	21,127	20,003	19,411	18,967	19,092	6	11
Money market deposits	18,401	17,929	17,680	17,648	16,827	3	9
Savings and other domestic deposits	5,052	5,020	5,086	4,967	4,912	1	3
Core certificates of deposit	3,058	3,167	3,434	3,613	3,916	(3)	(22)

Total core deposits	47,638	46,119	45,611	45,195	44,747	3	6
Other domestic deposits of $250,000 or more	201	223	262	284	275	(10)	(27)
Brokered deposits and negotiable CDs	2,434	2,262	2,070	1,782	1,398	8	74
Deposits in foreign offices	479	374	315	328	354	28	35

Total deposits	50,752	48,978	48,258	47,589	46,774	4	9
Short-term borrowings	2,683	3,193	2,788	2,372	1,471	(16)	82
Long-term debt	3,956	3,967	3,523	2,513	2,253	—	76

Total interest-bearing liabilities	42,212	42,048	41,103	39,282	37,161	—	14

All other liabilities	1,167	1,043	1,033	1,035	1,095	12	7
Shareholders’ equity	6,374	6,292	6,228	6,183	6,056	1	5

Total liabilities and shareholders’ equity	$64,932	$63,473	$61,830	$59,692	$57,649	2%	13%

(1)	Includes Nonaccrual Loans

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2014				2013
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	$50	$39	$8	$6	$7
Loans held for sale	3,566	3,487	3,072	2,603	3,586
Securities:
Available-for-sale and other securities:
Taxable	47,531	43,066	42,027	38,456	34,554
Tax-exempt	13,718	12,245	10,161	8,438	8,696

Total available-for-sale and other securities	61,249	55,311	52,188	46,894	43,250
Trading account securities	128	107	79	107	79
Held-to-maturity securities—taxable	21,013	21,777	22,614	23,320	18,379

Total securities	82,390	77,195	74,881	70,321	61,708

Loans and leases:
Commercial:
Commercial and industrial	161,530	163,765	161,173	157,016	159,686
Commercial real estate:
Construction	9,034	8,673	7,599	6,108	5,916
Commercial	37,789	38,542	45,690	41,171	43,905

Commercial real estate	46,823	47,215	53,289	47,279	49,821

Total commercial	208,353	210,980	214,462	204,295	209,507

Consumer:
Automobile	71,449	68,786	63,543	59,153	60,080
Home equity	86,176	86,372	86,099	84,634	86,460
Residential mortgage	55,186	54,352	52,896	50,834	50,225
Other consumer	7,977	7,355	6,998	6,494	6,447

Total consumer	220,788	216,865	209,536	201,115	203,212

Total loans and leases	429,141	427,845	423,998	405,410	412,719

Total earning assets	$515,147	$508,566	$501,959	$478,340	$478,020

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	588	601	571	512	630

Total demand deposits	588	601	571	512	630
Money market deposits	10,261	10,407	10,548	10,940	11,296
Savings and other domestic deposits	2,091	2,050	2,179	2,459	2,925
Core certificates of deposit	5,764	5,909	6,938	8,387	10,330

Total core deposits	18,704	18,967	20,236	22,298	25,181
Other domestic deposits of $250,000 or more	220	246	281	289	271
Brokered deposits and negotiable CDs	1,128	1,126	1,228	1,246	1,385
Deposits in foreign offices	156	121	102	104	122

Total deposits	20,208	20,460	21,847	23,937	26,959
Short-term borrowings	820	878	720	522	361
Long-term debt	13,345	13,387	12,707	10,490	11,855

Total interest bearing liabilities	34,373	34,725	35,274	34,949	39,175

Net interest income	$480,774	$473,841	$466,685	$443,391	$438,845

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Yield

(Unaudited)

	Average Rates (2)
	2014				2013
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	0.23%	0.19%	0.04%	0.03%	0.04%
Loans held for sale	3.82	3.98	4.27	3.74	4.46
Securities:
Available-for-sale and other securities:
Taxable	2.61	2.48	2.52	2.47	2.38
Tax-exempt	3.26	3.02	3.15	3.03	6.34

Total available-for-sale and other securities	2.73	2.59	2.63	2.55	2.72
Trading account securities	1.05	0.85	0.70	1.12	0.42
Held-to-maturity securities—taxable	2.45	2.45	2.46	2.47	2.42

Total securities	2.65	2.54	2.57	2.52	2.60
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.35	3.45	3.49	3.56	3.54
Commercial real estate:
Construction	4.30	4.38	4.29	3.99	4.04
Commercial	3.47	3.60	4.16	3.84	3.97

Commercial real estate	3.60	3.72	4.17	3.86	3.98

Total commercial	3.40	3.51	3.64	3.63	3.63

Consumer:
Automobile	3.33	3.41	3.47	3.54	3.67
Home equity	4.05	4.07	4.12	4.12	4.11
Residential mortgage	3.84	3.78	3.77	3.78	3.77
Other consumer	7.68	7.31	7.34	6.82	6.64

Total consumer	3.80	3.82	3.87	3.89	3.93

Total loans and leases	3.60	3.66	3.75	3.75	3.77

Total earning assets	3.41%	3.44%	3.53%	3.53%	3.58%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.04	0.04	0.04

Total demand deposits	0.01	0.01	0.01	0.01	0.01
Money market deposits	0.22	0.23	0.24	0.25	0.27
Savings and other domestic deposits	0.16	0.16	0.17	0.20	0.24
Core certificates of deposit	0.75	0.74	0.81	0.94	1.05

Total core deposits	0.23	0.23	0.25	0.28	0.32
Other domestic deposits of $250,000 or more	0.43	0.44	0.43	0.41	0.39
Brokered deposits and negotiable CDs	0.18	0.20	0.24	0.28	0.39
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.14

Total deposits	0.23	0.23	0.25	0.28	0.32
Short-term borrowings	0.12	0.11	0.10	0.09	0.10
Long-term debt	1.35	1.35	1.44	1.67	2.11

Total interest-bearing liabilities	0.32	0.33	0.34	0.36	0.42

Net interest rate spread	3.09	3.11	3.19	3.17	3.16
Impact of noninterest-bearing funds on margin	0.09	0.09	0.09	0.10	0.12

Net interest margin	3.18%	3.20%	3.28%	3.27%	3.28%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates (2)
	2014				2013
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	3.20%	3.30%	3.42%	3.37%	3.39%
Impact of commercial loan derivatives	0.20	0.20	0.22	0.25	0.24

Total commercial—as reported	3.40%	3.51%	3.64%	3.63%	3.63%

Average 30 day LIBOR	0.16%	0.15%	0.15%	0.16%	0.17%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2014				2013
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth
Interest income	$507,625	$501,060	$495,322	$472,455	$469,824
Interest expense	34,373	34,725	35,274	34,949	39,175

Net interest income	473,252	466,335	460,048	437,506	430,649
Provision for credit losses	2,494	24,480	29,385	24,630	24,331

Net interest income after provision for credit losses	470,758	441,855	430,663	412,876	406,318

Service charges on deposit accounts	67,408	69,118	72,633	64,582	69,992
Trust services	28,781	28,045	29,581	29,565	30,711
Electronic banking	27,993	27,275	26,491	23,642	24,251
Mortgage banking income	14,030	25,051	22,717	23,089	24,327
Brokerage income	16,050	17,155	17,905	17,167	15,151
Insurance income	16,252	16,729	15,996	16,496	15,556
Bank owned life insurance income	14,988	14,888	13,865	13,307	13,816
Capital markets fees	13,791	10,246	10,500	9,194	12,332
Gain on sale of loans	5,408	8,199	3,914	3,570	7,144
Securities gains (losses)	(104)	198	490	16,970	1,239
Other income	28,681	30,445	35,975	30,903	35,373

Total noninterest income	233,278	247,349	250,067	248,485	249,892

Personnel costs	263,289	275,409	260,600	249,477	249,554
Outside data processing and other services	53,685	53,073	54,338	51,490	51,071
Net occupancy	31,565	34,405	28,673	33,433	31,983
Equipment	31,981	30,183	28,749	28,750	28,775
Professional services	15,665	13,763	17,896	12,231	11,567
Marketing	12,466	12,576	14,832	10,686	13,704
Deposit and other insurance expense	13,099	11,628	10,599	13,718	10,056
Amortization of intangibles	10,653	9,813	9,520	9,291	10,320
Other expense	50,868	39,468	33,429	51,045	38,979

Total noninterest expense	483,271	480,318	458,636	460,121	446,009

Income before income taxes	220,765	208,886	222,094	201,240	210,201
Provision for income taxes	57,151	53,870	57,475	52,097	52,029

Net income	$163,614	$155,016	$164,619	$149,143	$158,172

Dividends on preferred shares	7,963	7,964	7,963	7,964	7,965

Net income applicable to common shares	$155,651	$147,052	$156,656	$141,179	$150,207

Average common shares—basic	811,967	816,497	821,546	829,659	830,590
Average common shares—diluted	825,338	829,623	834,687	842,677	842,324
Per common share
Net income—basic	$0.19	$0.18	$0.19	$0.17	$0.18
Net income—diluted	0.19	0.18	0.19	0.17	0.18
Cash dividends declared	0.06	0.05	0.05	0.05	0.05
Revenue—fully-taxable equivalent (FTE)
Net interest income	$473,252	$466,335	$460,048	$437,506	$430,649
FTE adjustment	7,522	7,506	6,637	5,885	8,196

Net interest income(2)	480,774	473,841	466,685	443,391	438,845
Noninterest income	233,278	247,349	250,067	248,485	249,892

Total revenue(2)	$714,052	$721,190	$716,752	$691,876	$688,737

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2014				2013	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Fourth	Third	Second	First	Fourth	3Q14	4Q13
Mortgage banking income
Origination and secondary marketing	$12,940	$15,546	$14,289	$14,497	$14,201	(17)%	(9)%
Servicing fees	8,004	10,786	10,873	10,939	10,809	(26)	(26)
Amortization of capitalized servicing	(6,050)	(6,119)	(5,951)	(5,982)	(6,062)	(1)	—
Other mortgage banking income	2,912	4,075	4,212	3,535	3,397	(29)	(14)

Subtotal	17,806	24,288	23,423	22,989	22,345	(27)	(20)
MSR valuation adjustment(1)	(7,080)	989	(3,046)	(1,597)	3,458	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	3,304	(226)	2,340	1,697	(1,476)	N.R.	N.R.

Total mortgage banking income	$14,030	$25,051	$22,717	$23,089	$24,327	(44)%	(42)%

Mortgage originations (in millions)	$922	$997	$982	$657	$841	(8)%	10%
Capitalized mortgage servicing rights(2)	155,598	161,900	159,860	163,279	162,301	(4)	(4)
Total mortgages serviced for others (in millions)(2)	15,637	15,593	15,560	15,614	15,239	—	3
MSR % of investor servicing portfolio(2)	1.00%	1.04%	1.03%	1.05%	1.07%	(4)	(7)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(7,080)	$989	$(3,046)	$(1,597)	$3,458	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	3,304	(226)	2,340	1,697	(1,476)	N.R.	N.R.

Net gain (loss) of MSR hedging	$(3,776)	$763	$(706)	$100	$1,982	N.R.	N.R.

N.R. - Not relevant, as denominator of calculation is a gain/loss in prior period compared with a loss/gain in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2014				2013
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Allowance for loan and lease losses, beginning of period	$631,036	$635,101	$631,918	$647,870	$666,030
Loan and lease losses	(56,252)	(58,511)	(58,827)	(73,011)	(73,684)
Recoveries of loans previously charged off	33,277	28,488	30,184	30,025	27,237

Net loan and lease losses	(22,975)	(30,023)	(28,643)	(42,986)	(46,447)

Provision for loan and lease losses	(2,863)	25,958	31,826	28,161	28,289
Allowance of assets sold or transferred to loans held for sale	(2)	—	—	(1,127)	(2)

Allowance for loan and lease losses, end of period	$605,196	$631,036	$635,101	$631,918	$647,870

Allowance for unfunded loan commitments and letters of credit, beginning of period	$55,449	$56,927	$59,368	$62,899	$66,857
Provision for (reduction in) unfunded loan commitments and letters of credit losses	5,357	(1,478)	(2,441)	(3,531)	(3,958)

Allowance for unfunded loan commitments and letters of credit, end of period	$60,806	$55,449	$56,927	$59,368	$62,899

Total allowance for credit losses, end of period	$666,002	$686,485	$692,028	$691,286	$710,769

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.27%	1.35%	1.38%	1.42%	1.50%
Nonaccrual loans and leases (NALs)	202	194	195	193	201
Nonperforming assets (NPAs)	179	173	175	174	184
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.40%	1.47%	1.50%	1.56%	1.65%
Nonaccrual loans and leases	222	211	213	211	221
Nonperforming assets	197	188	191	191	202

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2014				2013
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$333	$12,587	$10,597	$8,606	$9,826
Commercial real estate:
Construction	(1,747)	2,171	(171)	918	(88)
Commercial	1,565	(8,178)	(2,020)	(1,905)	(2,783)

Commercial real estate	(182)	(6,007)	(2,191)	(987)	(2,871)

Total commercial	151	6,580	8,406	7,619	6,955

Consumer:
Automobile	6,024	3,976	2,926	4,642	3,759
Home equity	6,321	6,448	8,491	15,687	20,451
Residential mortgage	3,059	5,428	3,406	7,859	7,605
Other consumer	7,420	7,591	5,414	7,179	7,677

Total consumer	22,824	23,443	20,237	35,367	39,492

Total net charge-offs	$22,975	$30,023	$28,643	$42,986	$46,447

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.01%	0.27%	0.23%	0.20%	0.22%
Commercial real estate:
Construction	(0.85)	1.12	(0.10)	0.60	(0.06)
Commercial	0.15	(0.78)	(0.19)	(0.18)	(0.26)

Commercial real estate	(0.01)	(0.48)	(0.17)	(0.08)	(0.23)

Total commercial	—	0.11	0.14	0.14	0.12

Consumer:
Automobile	0.28	0.20	0.16	0.27	0.23
Home equity	0.30	0.31	0.41	0.75	0.98
Residential mortgage	0.21	0.38	0.24	0.58	0.57
Other consumer	7.20	7.61	5.66	7.44	7.98

Total consumer	0.39	0.42	0.37	0.68	0.77

Net charge-offs as a % of average loans	0.20%	0.26%	0.25%	0.40%	0.43%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2014				2013
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$71,974	$90,265	$75,274	$57,053	$56,615
Commercial real estate	48,523	59,812	65,398	71,344	73,417
Automobile	4,623	4,834	4,384	6,218	6,303
Residential mortgage	96,564	98,139	110,635	121,681	119,532
Home equity	78,560	72,715	69,266	70,862	66,189

Total nonaccrual loans and leases	300,244	325,765	324,957	327,158	322,056
Other real estate, net:
Residential	29,291	30,661	31,761	30,581	23,447
Commercial	5,748	5,609	2,934	5,110	4,217

Total other real estate, net	35,039	36,270	34,695	35,691	27,664
Other NPAs (1)	2,440	2,440	2,440	2,440	2,440

Total nonperforming assets	$337,723	$364,475	$362,092	$365,289	$352,160

Nonaccrual loans and leases as a % of total loans and leases	0.63%	0.70%	0.71%	0.74%	0.75%
NPA ratio(2)	0.71	0.78	0.79	0.82	0.82
(NPA+90days)/(Loan+OREO)(3)	0.98	1.08	1.08	1.17	1.20

	2014				2013
	Fourth	Third	Second	First	Fourth
Nonperforming assets, beginning of period	$364,475	$362,092	$365,289	$352,160	$374,260
New nonperforming assets	87,022	102,834	123,601	117,804	109,454
Returns to accruing status	(20,024)	(24,884)	(23,000)	(9,333)	(12,367)
Loan and lease losses	(36,108)	(36,387)	(54,646)	(47,596)	(55,750)
Payments	(48,645)	(29,121)	(41,947)	(39,233)	(51,323)
Sales	(8,997)	(10,059)	(7,205)	(8,513)	(12,114)

Nonperforming assets, end of period	$337,723	$364,475	$362,092	$365,289	$352,160

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2014				2013
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$4,937	$7,458	$9,977	$11,554	$14,562
Commercial real estate	18,793	26,285	27,267	36,711	39,142
Automobile	5,703	4,827	2,895	4,252	5,055
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,040	33,331	29,709	29,534	2,469
Home equity	12,159	14,809	14,912	15,494	13,983
Other consumer	837	638	607	867	998

Total, excl. loans guaranteed by the U.S. Government	75,469	87,348	85,367	98,412	76,209
Add: loans guaranteed by U.S. Government	55,012	54,778	51,641	56,484	87,985

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$130,481	$142,126	$137,008	$154,896	$164,194

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16%	0.19%	0.19%	0.22%	0.18%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11	0.11	0.13	0.20
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27	0.30	0.30	0.35	0.38
Accruing troubled debt restructured loans:
Commercial and industrial	$116,331	$83,026	$90,604	$102,970	$83,857
Commercial real estate	177,156	186,542	212,736	210,876	204,668
Automobile	26,060	31,480	31,833	27,393	30,781
Home equity	252,084	229,500	221,539	202,044	188,266
Residential mortgage	265,084	271,762	289,239	284,194	305,059
Other consumer	4,018	3,313	3,496	1,727	1,041

Total accruing troubled debt restructured loans	$840,733	$805,623	$849,447	$829,204	$813,672

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$20,580	$19,110	$6,677	$7,197	$7,291
Commercial real estate	24,964	27,980	24,396	27,972	23,981
Automobile	4,552	4,817	4,287	5,676	6,303
Home equity	27,224	25,149	22,264	20,992	20,715
Residential mortgage	69,305	72,729	81,546	84,441	82,879
Other consumer	70	74	120	120	—

Total nonaccruing troubled debt restructured loans	$146,695	$149,859	$139,290	$146,398	$141,169

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2014				2013
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth
Common stock price, per share
High(1)	$10.740	$10.300	$10.290	$10.010	$9.730
Low(1)	8.800	9.290	8.890	8.720	8.040
Close	10.520	9.730	9.540	9.970	9.650
Average closing price	9.972	9.790	9.406	9.499	8.982
Dividends, per share
Cash dividends declared per common share	$0.06	$0.05	$0.05	$0.05	$0.05
Common shares outstanding
Average—basic	811,967	816,497	821,546	829,659	830,590
Average—diluted	825,338	829,623	834,687	842,677	842,324
Ending	811,455	814,454	817,002	827,772	830,963
Book value per common share	$7.32	$7.24	$7.17	$6.99	$6.86
Tangible book value per common share(2)	6.62	6.53	6.48	6.31	6.26
Common share repurchases
Number of shares repurchased	3,605	5,438	12,095	14,571	—

	2014				2013
(dollar amounts in millions)	December 31,	September 30,	June 30,	March 31,	December 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,328	$6,284	$6,241	$6,176	$6,090
Less: goodwill	(523)	(523)	(505)	(505)	(444)
Less: other intangible assets	(75)	(85)	(81)	(91)	(93)
Add: related deferred tax liability(2)	26	30	28	32	33

Total tangible equity	5,757	5,706	5,683	5,612	5,586
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,371	$5,320	$5,297	$5,226	$5,200

Total assets	$66,298	$64,331	$63,797	$61,146	$59,467
Less: goodwill	(523)	(523)	(505)	(505)	(444)
Less: other intangible assets	(75)	(85)	(81)	(91)	(93)
Add: related deferred tax liability(2)	26	30	28	32	33

Total tangible assets	$65,727	$63,753	$63,239	$60,582	$58,963

Tangible equity / tangible asset ratio	8.76%	8.95%	8.99%	9.26%	9.47%
Tangible common equity / tangible asset ratio	8.17	8.35	8.38	8.63	8.82
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,266	$6,180	$6,132	$6,107	$6,100
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(304)	(304)	(304)	(304)	(299)

Tier 1 common	$5,576	$5,490	$5,442	$5,417	$5,415

Total risk-weighted assets(4)	$54,479	$53,239	$53,035	$51,120	$49,690
Tier 1 common risk-based capital ratio(4)	10.23%	10.31%	10.26%	10.60%	10.90%
Other capital data:
Tier 1 leverage ratio(4)	9.74	9.83	10.01	10.32	10.67
Tier 1 risk-based capital ratio(4)	11.50	11.61	11.56	11.95	12.28
Total risk-based capital ratio(4)	13.56	13.72	13.67	14.13	14.57
Tangible common equity / risk-weighted assets ratio(4)	9.86	9.99	9.99	10.22	10.46

Other data:
Number of employees (Average full-time equivalent)	11,875	11,946	12,000	11,848	11,765
Number of domestic full-service branches(3)	729	753	730	727	711

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes Regional Banking and The Huntington Private Client Group offices.
(4)	December 31, 2014, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Annual Average Balance Sheets

(Unaudited)

	Annual Average Balances
		Change from 2013			Change from 2012
(dollar amounts in millions)	2014	Amount	%	2013	Amount	%	2012
Assets
Interest-bearing deposits in banks	$85	$15	21%	$70	$(25)	(26)%	$95
Loans held for sale	323	(198)	(38)	521	(566)	(52)	1,087
Securities:
Available-for-sale and other securities:
Taxable	6,785	402	6	6,383	(1,515)	(19)	7,898
Tax-exempt	1,429	866	154	563	136	32	427

Total available-for-sale and other securities	8,214	1,268	18	6,946	(1,379)	(17)	8,325
Trading account securities	46	(34)	(43)	80	13	19	67
Held-to-maturity securities—taxable	3,612	1,457	68	2,155	1,230	133	925

Total securities	11,872	2,691	29	9,181	(136)	(1)	9,317

Loans and leases:(1)
Commercial:
Commercial and industrial	18,342	1,168	7	17,174	1,230	8	15,944
Commercial real estate:
Construction	728	148	26	580	(2)	—	582
Commercial	4,271	(178)	(4)	4,449	(749)	(14)	5,198

Commercial real estate	4,999	(30)	(1)	5,029	(751)	(13)	5,780

Total commercial	23,341	1,138	5	22,203	479	2	21,724

Consumer:
Automobile	7,670	1,991	35	5,679	1,153	25	4,526
Home equity	8,395	85	1	8,310	(5)	—	8,315
Residential mortgage	5,623	425	8	5,198	8	—	5,190
Other consumer	396	(40)	(9)	436	(19)	(4)	455

Total consumer	22,084	2,461	13	19,623	1,137	6	18,486

Total loans and leases	45,425	3,599	9	41,826	1,616	4	40,210
Allowance for loan and lease losses	(638)	87	(12)	(725)	151	(17)	(876)

Net loans and leases	44,787	3,686	9	41,101	1,767	4	39,334

Total earning assets	57,705	6,107	12	51,598	889	2	50,709

Cash and due from banks	898	(10)	(1)	908	(182)	(17)	1,090
Intangible assets	578	21	4	557	(43)	(7)	600
All other assets	3,956	(5)	—	3,961	(190)	(5)	4,151

Total assets	$62,499	$6,200	11%	$56,299	$625	1%	$55,674

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,988	$1,117	9%	$12,871	$671	6%	$12,200
Demand deposits—interest-bearing	5,896	41	1	5,855	44	1	5,811

Total demand deposits	19,884	1,158	6	18,726	715	4	18,011
Money market deposits	17,917	2,242	14	15,675	1,774	13	13,901
Savings and other domestic deposits	5,031	2	—	5,029	96	2	4,933
Core certificates of deposit	3,315	(1,234)	(27)	4,549	(1,672)	(27)	6,221

Total core deposits	46,147	2,168	5	43,979	913	2	43,066
Other domestic deposits of $250,000 or more	242	(64)	(21)	306	(20)	(6)	326
Brokered deposits and negotiable CDs	2,139	533	33	1,606	16	1	1,590
Deposits in foreign offices	375	29	8	346	(26)	(7)	372

Total deposits	48,903	2,666	6	46,237	883	2	45,354
Short-term borrowings	2,761	1,358	97	1,403	(194)	(12)	1,597
Long-term debt	3,495	1,825	109	1,670	(317)	(16)	1,987

Total interest-bearing liabilities	41,171	4,732	13	36,439	(299)	(1)	36,738

All other liabilities	1,070	(4)	—	1,074	9	1	1,065
Shareholders’ equity	6,270	355	6	5,915	244	4	5,671

Total liabilities and shareholders’ equity	$62,499	$6,200	11%	$56,299	$625	1%	$55,674

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
(dollar amounts in thousands)	2014	2013	2012
Assets
Interest-bearing deposits in banks	$103	$102	$202
Loans held for sale	12,728	18,905	36,960
Securities:
Available-for-sale and other securities:
Taxable	171,080	148,557	184,340
Tax-exempt	44,562	25,663	17,659

Total available-for-sale and other securities	215,642	174,220	201,999
Trading account securities	421	355	853
Held-to-maturity securities—taxable	88,724	50,214	24,088

Total securities	304,787	224,789	226,940
Loans and leases:
Commercial:
Commercial and industrial	643,484	643,731	639,267
Commercial real estate:
Construction	31,414	23,440	22,886
Commercial	163,192	182,622	208,552

Commercial real estate	194,606	206,062	231,438

Total commercial	838,090	849,793	870,705

Consumer:
Automobile	262,931	221,469	214,053
Home equity	343,281	345,379	355,869
Residential mortgage	213,268	199,601	212,661
Other consumer	28,824	27,939	33,279

Total consumer	848,304	794,388	815,862

Total loans and leases	1,686,394	1,644,181	1,686,567

Total earning assets	$2,004,012	$1,887,977	$1,950,669

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—
Demand deposits—interest-bearing	2,272	2,525	3,579

Total demand deposits	2,272	2,525	3,579
Money market deposits	42,156	38,830	40,164
Savings and other domestic deposits	8,779	13,292	18,928
Core certificates of deposit	26,998	50,544	84,983

Total core deposits	80,205	105,191	147,654
Other domestic deposits of $250,000 or more	1,036	1,442	2,140
Brokered deposits and negotiable CDs	4,728	9,100	11,694
Deposits in foreign offices	483	508	679

Total deposits	86,452	116,241	162,167
Short-term borrowings	2,940	1,475	2,391
Long-term debt	49,929	38,313	55,181

Total interest-bearing liabilities	139,321	156,029	219,739

Net interest income	$1,864,691	$1,731,948	$1,730,930

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin—Yield

(Unaudited)

	Annual Average Rates (2)
Fully-taxable equivalent basis(1)	2014	2013	2012
Assets
Interest-bearing deposits in banks	0.12%	0.15%	0.21%
Loans held for sale	3.94	3.63	3.40
Securities:
Available-for-sale and other securities:
Taxable	2.52	2.33	2.33
Tax-exempt	3.12	4.56	4.14

Total available-for-sale and other securities	2.63	2.51	2.43
Trading account securities	0.92	0.44	1.27
Held-to-maturity securities—taxable	2.46	2.33	2.60

Total securities	2.57	2.45	2.44

Loans and leases:(3)
Commercial:
Commercial and industrial	3.51	3.75	4.01
Commercial real estate:
Construction	4.31	4.04	3.93
Commercial	3.82	4.11	4.01

Commercial real estate	3.89	4.10	4.00

Total commercial	3.59	3.83	4.01

Consumer:
Automobile	3.43	3.90	4.73
Home equity	4.09	4.16	4.28
Residential mortgage	3.79	3.84	4.10
Other consumer	7.30	6.41	7.31

Total consumer	3.84	4.05	4.41

Total loans and leases	3.71	3.93	4.19

Total earning assets	3.47%	3.66%	3.85%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.06

Total demand deposit	0.01	0.01	0.02
Money market deposits	0.24	0.25	0.29
Savings and other domestic deposits	0.17	0.26	0.38
Core certificates of deposit	0.81	1.11	1.37

Total core deposits	0.25	0.34	0.48
Other domestic deposits of $250,000 or more	0.43	0.47	0.66
Brokered deposits and negotiable CDs	0.22	0.57	0.74
Deposits in foreign offices	0.13	0.15	0.18

Total deposits	0.25	0.35	0.49
Short-term borrowings	0.11	0.11	0.15
Long-term debt	1.43	2.29	2.78

Total interest bearing liabilities	0.34	0.43	0.60

Net interest rate spread	3.13	3.23	3.25
Impact of noninterest-bearing funds on margin	0.10	0.13	0.16

Net interest margin	3.23%	3.36%	3.41%

Commercial Loan Derivative Impact

(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2014	2013	2012
Commercial loans(2)(3)	3.37%	3.55%	3.67%
Impact of commercial loan derivatives	0.22	0.28	0.34

Total commercial—as reported	3.59%	3.83%	4.01%

Average 30 day LIBOR	0.15%	0.19%	0.24%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated

Selected Annual Income Statement Data(1)

(Unaudited)

	Year Ended December 31,
		Change from 2013			Change from 2012
(dollar amounts in thousands, except per share amounts)	2014	Amount	%	2013	Amount	%	2012
Interest income	$1,976,462	$115,825	6%	$1,860,637	$(69,626)	(4)%	$1,930,263
Interest expense	139,321	(16,708)	(11)	156,029	(63,710)	(29)	219,739

Net interest income	1,837,141	132,533	8	1,704,608	(5,916)	—	1,710,524
Provision for credit losses	80,989	(9,056)	(10)	90,045	(57,343)	(39)	147,388

Net interest income after provision for credit losses	1,756,152	141,589	9	1,614,563	51,427	3	1,563,136

Service charges on deposit accounts	273,741	1,939	1	271,802	9,623	4	262,179
Trust services	115,972	(7,035)	(6)	123,007	1,110	1	121,897
Electronic banking	105,401	12,810	14	92,591	10,301	13	82,290
Mortgage banking income	84,887	(41,968)	(33)	126,855	(64,237)	(34)	191,092
Brokerage income	68,277	(1,347)	(2)	69,624	(3,060)	(4)	72,684
Insurance income	65,473	(3,791)	(5)	69,264	(2,055)	(3)	71,319
Bank owned life insurance income	57,048	629	1	56,419	377	1	56,042
Capital markets fees	43,731	(1,489)	(3)	45,220	(2,126)	(4)	47,346
Gain on sale of loans	21,091	2,920	16	18,171	(40,011)	(69)	58,182
Securities gains (losses)	17,554	17,136	4,100	418	(4,351)	(91)	4,769
Other income	126,004	(12,821)	(9)	138,825	304	—	138,521

Total noninterest income	979,179	(33,017)	(3)	1,012,196	(94,125)	(9)	1,106,321

Personnel costs	1,048,775	47,138	5	1,001,637	13,444	1	988,193
Outside data processing and other services	212,586	13,039	7	199,547	9,292	5	190,255
Net occupancy	128,076	2,732	2	125,344	14,184	13	111,160
Equipment	119,663	12,870	12	106,793	3,846	4	102,947
Professional services	59,555	18,968	47	40,587	(25,171)	(38)	65,758
Marketing	50,560	(625)	(1)	51,185	(13,078)	(20)	64,263
Deposit and other insurance expense	49,044	(1,117)	(2)	50,161	(18,169)	(27)	68,330
Amortization of intangibles	39,277	(2,087)	(5)	41,364	(5,185)	(11)	46,549
Gain on early extinguishment of debt	—	—	—	—	798	(100)	(798)
Other expense	174,810	33,425	24	141,385	(57,834)	(29)	199,219

Total noninterest expense	1,882,346	124,343	7	1,758,003	(77,873)	(4)	1,835,876

Income before income taxes	852,985	(15,771)	(2)	868,756	35,175	4	833,581
Provision for income taxes	220,593	(6,881)	(3)	227,474	25,183	12	202,291

Net income	$632,392	$(8,890)	(1)%	$641,282	$9,992	2%	$631,290

Dividends on preferred shares	31,854	(15)	—	31,869	(120)	—	31,989

Net income applicable to common shares	$600,538	$(8,875)	(1)%	$609,413	$10,112	2%	$599,301

Average common shares—basic	819,917	(14,288)	(2)	834,205	(23,757)	(3)%	857,962
Average common shares—diluted	833,081	(10,893)	(1)	843,974	(19,428)	(2)	863,402
Per common share
Net income—basic	$0.73	$—	—%	$0.73	$0.03	4%	$0.70
Net income—diluted	0.72	—	—	0.72	0.03	4	0.69
Cash dividends declared	0.21	0.02	11	0.19	0.03	19	0.16
Revenue—fully taxable equivalent (FTE)
Net interest income	$1,837,141	$132,533	8%	$1,704,608	$(5,916)	—%	$1,710,524
FTE adjustment(2)	27,550	210	1	27,340	6,934	34	20,406

Net interest income	1,864,691	132,743	8	1,731,948	1,018	—	1,730,930
Noninterest income	979,179	(33,017)	(3)	1,012,196	(94,125)	(9)	1,106,321

Total revenue	$2,843,870	$99,726	4%	$2,744,144	$(93,107)	(3)%	$2,837,251

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Annual Mortgage Banking Income

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2014	2013	2012	2011	2010
Mortgage banking income
Origination and secondary marketing	$57,272	$85,016	$146,845	$68,217	$117,440
Servicing fees	40,602	43,816	46,177	49,096	48,123
Amortization of capitalized servicing	(24,102)	(28,746)	(35,908)	(37,369)	(47,165)
Other mortgage banking income	14,734	16,206	19,607	15,506	16,629

Subtotal	88,506	116,292	176,721	95,450	135,027
MSR valuation adjustment(1)	(10,734)	35,556	(16,902)	(53,897)	(12,721)
Net trading gains (losses) related to MSR hedging	7,115	(24,993)	31,273	41,855	53,476

Total mortgage banking income	$84,887	$126,855	$191,092	$83,408	$175,782

Mortgage originations (in millions)	$3,558	$4,418	$4,833	$3,921	$5,476
Capitalized mortgage servicing rights(2)	155,598	162,301	120,747	137,435	196,194
Total mortgages serviced for others (in millions)(2)	15,637	15,239	15,623	15,886	15,933
MSR % of investor servicing portfolio	1.00%	1.07%	0.77%	0.87%	1.23%

Net impact of MSR hedging
MSR valuation adjustment(1)	$(10,734)	$35,556	$(16,902)	$(53,897)	$(12,721)
Net trading gains (losses) related to MSR hedging	7,115	(24,993)	31,273	41,855	53,476
Net interest income related to MSR hedging	—	—	(26)	166	972

Net gain (loss) on MSR hedging	$(3,619)	$10,563	$14,345	$(11,876)	$41,727

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Annual Credit Reserves Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2014	2013	2012	2011	2010
Allowance for loan and lease losses, beginning of period	$647,870	$769,075	$964,828	$1,249,008	$1,482,479
Loan and lease losses	(246,601)	(306,316)	(455,200)	(557,753)	(1,003,907)
Recoveries of loans previously charged off	121,974	117,650	112,738	120,664	129,433

Net loan and lease losses	(124,627)	(188,666)	(342,462)	(437,089)	(874,474)

Provision for loan and lease losses	83,082	67,797	155,193	167,730	641,299
Allowance of assets sold or transferred to loans held for sale	(1,129)	(336)	(8,484)	(14,821)	(296)

Allowance for loan and lease losses, end of period	$605,196	$647,870	$769,075	$964,828	$1,249,008

Allowance for unfunded loan commitments and letters of credit, beginning of period	$62,899	$40,651	$48,456	$42,127	$48,879
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(2,093)	22,248	(7,805)	6,329	(6,752)

Allowance for unfunded loan commitments and letters of credit, end of period	$60,806	$62,899	$40,651	$48,456	$42,127

Total allowance for credit losses	$666,002	$710,769	$809,726	$1,013,284	$1,291,135

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.27%	1.50%	1.89%	2.48%	3.28%
Nonaccrual loans and leases (NALs)	202	201	189	178	161
Nonperforming assets (NPAs)	179	184	173	163	148
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.40%	1.65%	1.99%	2.60%	3.39%
Nonaccrual loans and leases (NALs)	222	221	199	187	166
Nonperforming assets (NPAs)	197	202	182	172	153

Huntington Bancshares Incorporated

Annual Net Charge-Off Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2014	2013	2012	2011	2010
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$32,123	$16,390	$64,248	$89,699	$254,932
Commercial real estate:
Construction	1,171	6,358	8,041	31,524	109,008
Commercial	(10,538)	18,496	70,388	116,577	166,554

Commercial real estate	(9,367)	24,854	78,429	148,101	275,562

Total commercial	22,756	41,244	142,677	237,800	530,494

Consumer:
Automobile	17,568	10,537	9,442	15,067	26,572
Home equity	36,947	82,263	116,379	101,797	139,373
Residential mortgage	19,752	27,162	47,923	56,681	152,895
Other consumer	27,604	27,460	26,041	25,744	25,140

Total consumer	101,871	147,422	199,785	199,289	343,980

Total net charge-offs	$124,627	$188,666	$342,462	$437,089	$874,474

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.18%	0.10%	0.40%	0.66%	2.05%
Commercial real estate:
Construction	0.16	1.10	1.38	5.33	9.95
Commercial	(0.25)	0.42	1.35	2.08	2.72

Commercial real estate	(0.19)	0.49	1.36	2.39	3.81

Total commercial	0.10	0.19	0.66	1.20	2.70

Consumer:
Automobile	0.23	0.19	0.21	0.26	0.54
Home equity	0.44	0.99	1.40	1.28	1.84
Residential mortgage	0.35	0.52	0.92	1.20	3.42
Other consumer	6.99	6.30	5.72	4.85	3.80

Total consumer	0.46	0.75	1.08	1.05	1.95

Net charge-offs as a % of average loans	0.27%	0.45%	0.85%	1.12%	2.35%

Huntington Bancshares Incorporated

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	December 31,
(dollar amounts in thousands)	2014	2013	2012	2011	2010
Nonaccrual loans and leases (NALs):
Commercial and industrial	$71,974	$56,615	$90,705	$201,846	$346,720
Commercial real estate	48,523	73,417	127,128	229,889	363,692
Automobile	4,623	6,303	7,823	—	—
Residential mortgage	96,564	119,532	122,452	68,658	45,010
Home equity	78,560	66,189	59,525	40,687	22,526

Total nonaccrual loans and leases	300,244	322,056	407,633	541,080	777,948
Other real estate, net:
Residential	29,291	23,447	21,378	20,330	31,649
Commercial	5,748	4,217	6,719	18,094	35,155

Total other real estate, net	35,039	27,664	28,097	38,424	66,804
Other NPAs (1)	2,440	2,440	10,045	10,772	—

Total nonperforming assets	$337,723	$352,160	$445,775	$590,276	$844,752

Nonaccrual loans and leases as a % of total loans and leases	0.63%	0.75%	1.00%	1.39%	2.04%
NPA ratio (2)	0.71	0.82	1.09	1.51	2.21

	December 31,
(dollar amounts in thousands)	2014	2013	2012	2011	2010
Nonperforming assets, beginning of period	$352,160	$445,775	$590,276	$844,752	$2,058,091
New nonperforming assets	431,261	466,122	741,724	745,063	925,699
Franklin impact, net	—	—	—	(9,477)	(329,023)
Returns to accruing status	(77,241)	(82,112)	(140,714)	(195,786)	(370,798)
Loan and lease losses	(174,737)	(213,138)	(310,979)	(362,784)	(635,606)
Payments	(158,946)	(230,726)	(302,614)	(328,294)	(650,429)
Sales	(34,774)	(33,761)	(131,918)	(103,198)	(153,182)

Nonperforming assets, end of period	$337,723	$352,160	$445,775	$590,276	$844,752

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	December 31,
(dollar amounts in thousands)	2014	2013	2012	2011	2010
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$4,937	$14,562	$26,648	$—	$—
Commercial real estate	18,793	39,142	56,660	—	—
Automobile	5,703	5,055	4,418	6,265	7,721
Residential mortgage (excluding loans guaranteed by the U.S. Government)	33,040	2,469	2,718	45,198	53,983
Home equity	12,159	13,983	18,200	20,198	23,497
Other consumer	837	998	1,672	1,988	2,456

Total, excl. loans guaranteed by the U.S. Government	75,469	76,209	110,316	73,649	87,657
Add: loans guaranteed by U.S. Government	55,012	87,985	90,816	96,703	98,288

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$130,481	$164,194	$201,132	$170,352	$185,945

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.16%	0.18%	0.27%	0.19%	0.23%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.20	0.22	0.25	0.26
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.27	0.38	0.49	0.44	0.49
Accruing troubled debt restructured loans:
Commercial and industrial	$116,331	$83,857	$76,586	$54,007	$70,136
Commercial real estate	177,156	204,668	208,901	249,968	152,496
Automobile	26,060	30,781	35,784	36,573	29,764
Home equity	252,084	188,266	110,581	52,224	37,257
Residential mortgage	265,084	305,059	290,011	309,678	328,411
Other consumer	4,018	1,041	2,544	6,108	9,565

Total accruing troubled debt restructured loans	$840,733	$813,672	$724,407	$708,558	$627,629

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$20,580	$7,291	$19,268	$48,553	$15,275
Commercial real estate	24,964	23,981	32,548	21,968	18,187
Automobile	4,552	6,303	7,823	—	—
Home equity	27,224	20,715	6,951	369	—
Residential mortgage	69,305	82,879	84,515	26,089	5,789
Other consumer	70	—	113	113	—

Total nonaccruing troubled debt restructured loans	$146,695	$141,169	$151,218	$97,092	$39,251